Exhibit 99.1

News Release

Waddell & Reed Financial, Inc. Announces

Changes to Executive Leadership Team

Overland Park, KS, Nov. 22, 2017 — Waddell & Reed Financial, Inc. (NYSE: WDR) today announced that Thomas W. Butch has stepped down as Executive Vice President and Chief Marketing Officer of Waddell & Reed Financial, Inc. and as President of Waddell & Reed, Inc. (WRI) and Ivy Distributors, Inc. (IDI).  “On behalf of our Board and the leadership team, I thank Tom for his dedicated service to the company over the last 18 years and wish him much success in the future.” said Philip J. Sanders, Chief Executive Officer and Chief Investment Officer of Waddell & Reed Financial, Inc.

In conjunction with this transition, the company announced several changes to its executive team that are expected to broaden and provide greater support to the growth, productivity and profitability initiatives outlined earlier this year.

Brent K. Bloss, who has served as Chief Financial Officer of the company since March 2014, will be promoted to the role of Chief Operating Officer effective immediately.  Bloss, who joined the company in January 2002 in the finance division, will continue to serve as CFO through the filing of the company’s Annual Report on Form 10-K for the year ended December 31, 2017.  In his new role, Bloss will be responsible for the day-to-day management of the company’s operations and the delivery of strategic initiatives.

The Board intends to appoint Benjamin R. Clouse, who joined the company in October 2015 and has served as the company’s Chief Accounting Officer since February 2017, as CFO to succeed Bloss in 2018.  Clouse is a CPA with 21 years of finance and accounting experience, formerly serving as CFO of Executive AirShare Corporation and in various leadership positions on the finance team at H&R Block, Inc.

Effective immediately, Nikki F. Newton will become President of IDI, a subsidiary that serves as the largest distributor of the Ivy Funds.  Newton, who has 25 years of industry experience and has been with the company since January 1998, currently serves as Head of Global Relationship Management for IDI, which includes National Accounts and consultant relationships, as well as institutional sales.  In his new role, Newton will lead wholesale and institutional distribution, and sales and product development, as well as manage strategic relationships.

Also effective immediately, Shawn M. Mihal will become President of WRI, a registered broker-dealer subsidiary that offers securities and insurance products and investment advisory services through financial advisors located throughout the U.S.  Mihal currently serves as Chief Operating Officer of WRI after joining the company in March 2015 as Chief Regulatory Officer and Chief Compliance Officer.  Mihal has 18 years of industry experience and will be responsible for all aspects of the company’s broker-dealer operations.

“These appointments bring a depth of knowledge and expertise that will serve our company, clients and stockholders well as we prepare for the challenges and opportunities that lie ahead” said Sanders.  “Combined with our other executive members, I am confident that we have in place a leadership team with the requisite business acumen to lead into the future and position the company for long-term success amid a rapidly changing industry.”

About the Company

Waddell & Reed, Inc., founded in 1937, is one of the oldest mutual fund complexes in the United States, having introduced the Waddell & Reed Advisors Group of Mutual Funds in 1940. Today, we distribute our investment products through the retail unaffiliated distribution channel (encompassing broker/dealer, retirement, and registered investment advisors), our retail broker-dealer channel (through financial advisors), and our Institutional channel (including defined benefit plans, pension plans and endowments, and our subadvisory partnership with Mackenzie in Canada).

Through its subsidiaries, Waddell & Reed Financial, Inc. provides investment management and financial planning services to clients throughout the United States and internationally. Waddell & Reed Investment Management Company serves as investment adviser to the Waddell & Reed Advisors Group of Mutual Funds, while Ivy Investment Management Company serves as investment adviser to Ivy Funds, Ivy NextShares, Ivy Variable Insurance Portfolios and InvestEd Portfolios, and investment adviser and global distributor to the Ivy Global Investors SICAV, an umbrella UCITS fund range domiciled in Luxembourg. Waddell & Reed, Inc. serves as principal underwriter and distributor to the Waddell & Reed Advisors Group of Mutual Funds and InvestEd Portfolios, while Ivy Distributors, Inc. serves as principal underwriter and distributor to Ivy Funds and Ivy Variable Insurance Portfolios.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views and assumptions of management with respect to future events regarding our business and industry in general. These forward-looking statements include all statements, other than statements of historical fact, regarding our financial position, business strategy and other plans and objectives for future operations, including statements with respect to revenues and earnings, the amount and composition of assets under management, distribution sources, expense levels, redemption rates, stock repurchases and the financial markets and other conditions. These statements are generally identified by the use of such words as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “intend,” “plan,” “project,” “outlook,” “will,” “potential” and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by us or on our behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors, including but not limited to those discussed below. If one or more events related to these or other risks, contingencies or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from those forecasted or expected. Certain important factors that could cause actual results to differ materially from our expectations are disclosed in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2016, which include, without limitation:

•                  The loss of existing distribution channels or inability to access new distribution channels;

•                  A reduction in assets under our management on short notice, through increased redemptions in our distribution channels or our Funds, particularly those Funds with a high concentration of assets, or investors terminating their relationship with us or shifting their funds to other types of accounts with different rate structures;

•                  The adverse ruling or resolution of any litigation, regulatory investigations and proceedings, or securities arbitrations by a federal or state court or regulatory body;

•                  Changes in our business model, operations and procedures, including our methods of distributing our proprietary products, as a result of the Department of Labor’s new fiduciary rule;

•                  The introduction of legislative or regulatory proposals or judicial rulings that change the independent contractor classification of our financial advisors at the federal or state level for employment tax or other employee benefit purposes;

•                  A decline in the securities markets or in the relative investment performance of our Funds and other investment portfolios and products as compared to competing funds;

•                  Our inability to reduce expenses rapidly enough to align with declines in our revenues, the level of our assets under management or our business environment.

•                  Non-compliance with applicable laws or regulations and changes in current legal, regulatory, accounting, tax or compliance requirements or governmental policies;

•                  Our inability to attract and retain senior executive management and other key personnel to conduct our broker-dealer, fund management and investment advisory business;

•                  A failure in, or breach of, our operational or security systems or our technology infrastructure, or those of third parties on which we rely; and

•                  Our inability to implement new information technology and systems, or our inability to complete such implementation in a timely or cost effective manner.

The foregoing factors should not be construed as exhaustive and should be read together with other cautionary statements included in this and other reports and filings we make with the Securities and Exchange Commission, including the information in Item 1 “Business” and Item 1A “Risk Factors” of

Part I and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Part II to our Annual Report on Form 10-K for the year ended December 31, 2016 and as updated in our quarterly reports on Form 10-Q for the year ending December 31, 2017. All forward-looking statements speak only as of the date on which they are made and we undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Waddell & Reed Financial, Inc.
Investor contact:
Nicole Russell, 913-236-1880
VP, Investor Relations
or
Media contact:
Roger Hoadley, 913-236-1993
VP, Director of Communications